UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON D.C.  20549

                               SCHEDULE 14A

               Proxy Statement Pursuant to Section 14(a) of the
                     Securities Exchange Act of 1934
                            (Amendment No.  )


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
     14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Sections 240.14a-11(c) or 240.14a-12

                         UNISOURCE ENERGY CORPORATION
--------------------------------------------------------------------------------

               (Name of the Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------

   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
    1)  Title of each class of securities to which transaction applies:
    2)  Aggregate number of securities to which transaction applies:
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(set forth the amount on which the filing fee is calculated and state how it was determined):
    4)  Proposed maximum aggregate value of transaction:
    5)  Total fee paid:
[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1)  Amount Previously Paid:
     2)  Form, Schedule or Registration Statement No.:
     3)  Filing Party:
     4)  Date Filed:

                          UNISOURCE ENERGY CORPORATION
                            One South Church Avenue
                              Tucson, Arizona 85701


                                  April 6, 2005

James S. Pignatelli                                               (520) 571-4000
Chairman of the Board

Dear Shareholders:


         You are cordially invited to attend the UniSource Energy Corporation 2005 Annual Shareholders' Meeting to be held on Friday, May 6, 2005, at the Marriott University Park Hotel, 880 East Second Street, Tucson, Arizona. The meeting will begin promptly at 10:00 a.m., Mountain Standard Time, so please plan to arrive earlier. No admission tickets will be required for attendance at the meeting.

         Directors and officers will be available before and after the meeting to speak with you. During the meeting, we will answer your questions regarding our business affairs and we will consider the matters explained in the enclosed Proxy Statement.

         We have enclosed a proxy card that lists all matters that require your vote. Please complete, sign, date and mail the proxy card as soon as possible, whether or not you plan to attend the meeting. You may also vote by telephone or the Internet, as explained on the enclosed proxy card. If you attend the meeting and wish to vote your shares personally, you may revoke your proxy at that time.

         Your interest in and continued support of UniSource Energy Corporation are much appreciated.

                                         Sincerely,

                                         UNISOURCE ENERGY CORPORATION

                                         /s/ James S. Pignatelli
                                         -----------------------
                                         James S. Pignatelli
                                         Chairman of the Board, President and
                                         Chief Executive Officer

                     NOTICE OF ANNUAL SHAREHOLDERS' MEETING



To the Holders of Common Stock of
UniSource Energy Corporation

         We will hold the 2005 Annual Shareholders' Meeting ("Meeting") of UniSource Energy Corporation at the Marriott University Park Hotel, 880 East Second Street, Tucson, Arizona, on May 6, 2005, at 10:00 a.m., Mountain Standard Time ("MST"). The purpose of the Meeting is to:

1. elect nine directors to our Board of Directors for the ensuing year; and

2. consider any other matters which properly come before the Meeting.

         Only shareholders of record at the close of business on March 28, 2005, are entitled to vote at the Meeting.

         We have enclosed our 2004 Annual Report, including audited financial statements, and the Proxy Statement with this notice. Proxy soliciting material is first being sent or given to shareholders on or about April 6, 2005. Your proxy is being solicited by our Board of Directors.

         Please complete, sign, date and mail the enclosed proxy card as soon as possible, or vote by telephone or the Internet, as explained on the enclosed proxy card.

                                         /s/ Catherine A. Nichols
                                         ------------------------
                                         Catherine A. Nichols
                                         Corporate Secretary



Dated: April 6, 2005


                             YOUR VOTE IS IMPORTANT

EACH SHAREHOLDER IS URGED TO COMPLETE, SIGN, DATE AND RETURN PROMPTLY THE ENCLOSED PROXY CARD BY zMAIL, OR TO VOTE BY TELEPHONE OR THE INTERNET, AS EXPLAINED ON THE ENCLOSED PROXY CARD. IF THE MAIL OPTION IS SELECTED, USE THE ENCLOSED ENVELOPE, WHICH DOES NOT REQUIRE POSTAGE IF MAILED IN THE UNITED STATES. RETURNING A SIGNED PROXY WILL NOT PROHIBIT YOU FROM ATTENDING THE MEETING AND VOTING IN PERSON IF YOU SO DESIRE.

                          UNISOURCE ENERGY CORPORATION

                             One South Church Avenue
                              Tucson, Arizona 85701

                          ANNUAL SHAREHOLDERS' MEETING
                                 PROXY STATEMENT

   Annual Meeting   May 6, 2005                Marriott University Park Hotel
                    10:00 a.m., MST            880 East Second Street
                                               Tucson, Arizona 85719


      Record Date   The record date is March 28, 2005  ("Record Date").   If you
                    were  a  shareholder  of  record at the close of business on
                    the  Record   Date,  you   may   vote  at  the  2005  Annual
                    Shareholders'    Meeting   ("Meeting") of  UniSource  Energy
                    Corporation  ("UniSource  Energy"  as  well as references to
                    "we,"  "our"  and  "us").   At  the close of business on the
                    Record Date, we had 34,547,161 shares of common stock outstanding.

           Agenda      1.   Proposal One: Elect  nine  directors  to  our  Board
                            of Directors ("Board") for the ensuing year.

                       2. Consider any other matters which properly come before the Meeting and any adjournments.

      Independent   Representatives of PricewaterhouseCoopers, LLP  are expected
         Auditors   to be  present at the Meeting with the opportunity to make a
                    statement  and  respond   to  appropriate questions from our
                    shareholders.

          Proxies   A form  of proxy  for execution by shareholders is enclosed.
                    Unless you tell us on the proxy card to vote differently, we
We will             we  will  vote  signed  returned  proxies "for" differently,
follow your         the  Board's  nominees.  The Board or proxy holders will use
voting              their  discretion on other matters that properly come before
instructions.       the Meeting.  If  a  nominee  cannot  or will not serve as a
If none, we         director,  the  Board  or  the persons designated as proxies
will vote           will  vote  for  a person who they believe will carry on our
signed              our present policies.
proxies
"for" the
nominees.

          Proxies
     Solicited by   The Board.

    First Mailing   We anticipate first mailing  this Proxy Statement along with
             Date   the proxy card on or about April 6, 2005.

    Revoking Your   You may revoke your proxy before it is voted at the Meeting.
            Proxy   To  revoke,  follow  the  procedures  listed on page 3 under
                    "Voting Procedures/Revoking Your Proxy."

         Comments   Your  comments  about  any  aspects  of  our  business   are
                    welcome.  You  may  use the space provided on the proxy card
We welcome your     for  this  urpose,  if  desired. Although we may not respond
comments. The       on an individual basis, your  comments  help  us  to measure proxy card has your satisfaction, and we may benefit from your suggestions. room for them.

                      PLEASE VOTE - YOUR VOTE IS IMPORTANT

   Prompt return of your proxy will help reduce the costs of re-solicitation.

                                    CONTENTS

Voting Procedures/Revoking Your Proxy........................................  2

UniSource Energy Share Ownership.............................................  3

Proposal One: Election of Directors*.........................................  6

Board Information............................................................  8

Board Compensation........................................................... 11

Executive Compensation and Other Information**............................... 13

Equity Compensation Plan Information......................................... 15

Officer Change in Control Agreements......................................... 18

Director Independence Criteria............................................... 19

Transactions with Management and Others...................................... 20

Compensation Committee Report on Executive Compensation...................... 21

Audit Committee Report....................................................... 24

Performance Graph**.......................................................... 27

Submission of Shareholder Proposals.......................................... 28

Other Business............................................................... 28

Appendix A.................................................................. A-1

-------------------

*   We expect to vote on this item at the Meeting.
** The Compensation Committee Report and the Performance Graph will not be incorporated by reference into any present or future filings we make with the Securities and Exchange Commission ("SEC"), even if those reports incorporate all or any part of this Proxy Statement.

                      VOTING PROCEDURES/REVOKING YOUR PROXY


You can vote by      You can vote your shares by telephone,  the Internet,  mail
telephone, the       or in person  at the  Meeting.  Your  proxy  card  contains
Internet, mail or    instructions  for  voting  by  telephone  or the  Internet,
in person. We        which  are the  least  expensive  and  fastest  methods  of encourage you to voting. To vote by mail, complete, sign and date your vote by telephone proxy card, or your broker's voting instruction card if or the Internet to your shares are held by your broker, and return it in the help us save money. enclosed return envelope.

                     Under Arizona law, a majority of the shares entitled to vote on any single matter which may be brought before the Meeting will constitute a quorum. Business may be conducted once a quorum is represented at the Meeting. Except as otherwise specified by law or in our Articles of Incorporation or Bylaws, if a quorum exists, action on a matter other than the election of directors will be deemed approved if the votes cast in favor of the matter exceed votes cast against it.

                     Directors are elected by a plurality of the votes cast by the shares entitled to vote if a quorum is present. A plurality means receiving the largest number of votes, regardless of whether that is a majority. Withheld votes will be counted as being represented at the Meeting for quorum purposes but will not have an effect on the vote.

You may cumulate      In the election of  directors,  each  shareholder  has the
your votes for        right to cumulate  his votes by casting a total  number of
directors.            votes  equal to the number of his  shares of common  stock multiplied  by the number of directors  to be elected.  He may cast all of such votes for one  nominee or  distribute
                      such  votes  among  two or more  nominees.   For any other
                      matter that may properly come before the Meeting, each share of common stock will be entitled to one vote.

You can revoke your   Any shareholder  giving a proxy has a right to revoke that
proxy after sending   proxy by giving  notice  to  UniSource  Energy in  writing it in by following directed to the Corporate Secretary, UniSource Energy these procedures. Corporation, One South Church Avenue, Suite 200, Tucson,
                      Arizona 85701, or in person at the Meeting at any time before the proxy is exercised. Those who fail to return a proxy or fail to attend the Meeting will not count towards determining any required plurality, majority or quorum.

                      The shares represented by an executed proxy will be voted for the election of directors or withheld in accordance with the specifications in the proxy. If no specification is made in an executed proxy, the proxy will be voted in favor of the nominees as set forth herein.

 Proxy Solicitation   We  will  bear  the  entire  cost of the  solicitation  of proxies.  Solicitations  will be made  primarily  by mail.
                      Additional  solicitation of brokers,  banks,  nominees and institutional  investors may be made pursuant to a special
                      engagement  of  DF  King  &  Co.,   Inc.,  at  a  cost  of
                      approximately   $7,500   plus   reasonable   out-of-pocket
                      expenses.  Solicitations  may  also be made by  telephone, facsimile or personal interview,  if necessary,  to obtain reasonable  representation of shareholders at the Meeting.
                      Our  employees  may  solicit  proxies  for  no  additional compensation.  We will  request  brokers or other  persons holding  stock in their  names,  or in the  names of their nominees,  to forward  proxy  materials to the  beneficial
                      owners  of  such  stock  or  request   authority  for  the
                      execution of the proxies. We will reimburse brokers and other persons for reasonable expenses they incur in sending these proxy materials to you if you are a beneficial holder of our shares.


                        UNISOURCE ENERGY SHARE OWNERSHIP

 Security Ownership   The following  table sets forth the number and  percentage
      of Management   of shares  beneficially  owned as of the  Record  Date and the  nature of such  ownership  by each of  our  directors
                      (all of which are nominees), our Chief Executive Officer and our five other most highly compensated executive officers at January 5, 2005 (the "Named Executives") and all directors and officers as a group. Ownership includes direct and indirect (beneficial) ownership, as defined by the SEC rules.

                                  Name and                              Amount and
             Title                 Title of                         Nature of Beneficial          Percent
           of Class            Beneficial Owner                         Ownership (1)             of Class
           --------            ----------------                     --------------------          --------
             Common         James S. Pignatelli                            737,547 (2)               2.2%
                            Chairman, President and
                            Chief Executive Officer

             Common         Lawrence J. Aldrich                             11,484 (3)                *
                            Director

                                  Name and                              Amount and
             Title                 Title of                         Nature of Beneficial          Percent
           of Class            Beneficial Owner                         Ownership (1)             of Class
           --------            ----------------                     --------------------          --------
             Common         Larry W. Bickle                                 17,424 (4)                *
                            Director

             Common         Elizabeth T. Bilby                              15,077 (5)                *
                            Director

             Common         Harold W. Burlingame                            13,677 (4)                *
                            Director

             Common         John L. Carter                                  24,231 (6)                *
                            Director

             Common         Robert A. Elliott                                1,610 (7)
                            Director

             Common         Kenneth Handy                                    8,477 (8)                *
                            Director

             Common         Warren Y. Jobe                                   6,885 (8)                *
                            Director

             Common         Steven J. Glaser                               211,371 (9)                *
                            Senior Vice President and
                            Chief Operating Officer, Transmission
                            & Distribution - Tucson Electric
                            Power Company ("TEP")

             Common         Dennis R. Nelson                               195,490 (10)               *
                            Senior Vice President and Chief Operating
                            Officer - UniSource Energy Services, Inc.
                            ("UES")

             Common         Michael J. DeConcini                           144,888 (11)               *
                            Senior Vice President, Investments
                            and Planning / Senior Vice President
                            and Chief Operating Officer,
                            Energy Resources - TEP

             Common         Kevin P. Larson                                126,255 (12)               *
                            Vice President, Chief Financial Officer and
                            Treasurer

             Common         Vincent Nitido, Jr.                            159,565 (13)               *
                            Vice President, General Counsel and Chief
                            Administrative Officer

             Common         All directors and executive officers as a    2,016,052 (14)              5.8%
                            group

-------------------

  * Represents less than 1% of the outstanding common stock of UniSource Energy.

  (1) Amounts include the following:
      o Any shares held in the name of the spouse, minor children or other relatives sharing the home of the director or officer. Except as otherwise indicated below, the directors and officers have sole voting and investment power over the shares shown. Voting power includes the power to direct the voting of the shares held, and investment power includes the power to direct the disposition of the shares held.
      o Shares subject to options exercisable within 60 days, based on information from E*Trade, UniSource Energy's stock option plan administrator.

      o Equivalent share amounts allocated to the individuals' 401(k) Plan which, since June 1, 1998, has included a UniSource Energy Stock Fund investment option.

  (2) Includes 707,764 shares subject to options exercisable within 60 days, and 15,708 shares purchased under the 401(k) Plan UniSource Energy Stock Fund as of December 31, 2004.

  (3) Includes  7,572  shares  subject  to  options  exercisable within 60 days.

  (4) Includes 10,772 shares subject to  options  exercisable  within  60  days.

  (5) Includes 14,372 shares subject  to  options  exercisable  within 60  days.

  (6) Includes 13,172 shares subject to  options  exercisable  within  60  days.

  (7) Includes  797  shares subject  to  options  exercisable  within  60  days.

  (8) Includes 5,572 shares subject  to  options  exercisable  within  60  days.

  (9) Includes 186,201 shares subject to options exercisable within 60 days,and 2,693 shares purchased under the 401(k) Plan UniSource Energy Stock Fund as of December 31, 2004.

 (10) Includes 178,988 shares subject to options exercisable within 60 days, and 8,420 shares purchased under the 401(k) Plan UniSource Energy Stock Fund as of December 31, 2004.

 (11) Includes 135,008 shares subject to options exercisable within 60 days, and 4,910 shares purchased under the 401(k) Plan UniSource Energy Stock Fund as of December 31, 2004.

 (12) Includes 105,154 shares subject to options exercisable within 60 days, and 2,337 shares purchased under the 401(k) Plan UniSource Energy Stock Fund as of December 31, 2004.

 (13) Includes 139,654 shares subject to options exercisable within 60 days, and 4,017 shares purchased under the 401(k) Plan UniSource Energy Stock Fund as of December 31, 2004.

 (14) Includes 1,818,311 shares subject to options exercisable within 60 days, and 39,386 shares purchased under the 401(k) Plan UniSource Energy Stock Fund as of December 31, 2004.


          Security As of March 28, 2005, based on information reported in Ownership of filings made by the following persons with the SEC or
           Certain   information   otherwise   known  to  us,    the   following
 Beneficial Owners   persons  were   known  or  reasonably   believed  to be, as
                     more  fully  described  below,  the   beneficial  owners of
                     more than 5% of our common stock:


                                                                                    Amount and
                                          Name and Address                          Nature of                      Percent
       Title of Class                    of Beneficial Owner                   Beneficial Ownership                of Class
       --------------                    -------------------                   --------------------                --------
           Common             Third Point Management Co., LLC                        2,900,000 (1)                   8.5%
                              360 Madison Ave., 24th Floor
                              New York, NY 10017

           Common             Zimmer Lucas Capital, LLC                              2,429,000 (2)                   7.1%
                              45 Broadway, 28th Floor
                              New York, NY 10006

           Common             White Mountains Insurance Group                        2,293,100 (3)                   6.7%
                              80 South Main Street
                              Hanover, NH 03755

           Common             Shumway Capital Partners, LLC                          2,205,600 (4)                   6.4%
                              600 Steamboat Road
                              Greenwich, CT 06830
-------------------

(1) In a statement (Schedule 13D) filed with the SEC on February 7, 2005, Third Point Management Co., LLC ("Third Point") indicated it has shared voting and shared dispositive power over 2,900,000 shares of our common stock. Third Point indicated that 1,714,700 shares are beneficially owned by the Third Point Offshore Fund, Ltd.
(2) In a statement (Schedule 13G) filed with the SEC on January 3, 2005, Zimmer Lucas Capital, LLC indicated that it has shared voting and shared dispositive power over 2,429,000 shares of our common stock.
(3)  In  a  statement  (Schedule 13G)  filed  with the SEC on February 11, 2005,
     White Mountains Insurance Group ("WMIG") indicated that it has shared voting and shared dispositive power over 2,293,100 shares of our common stock. WMIG indicated that it indirectly controls, through various wholly-owned subsidiaries and certain of its employee benefit plans, 2,293,100 shares. WMIG stated that the shares are beneficially owned by (i) wholly-owned subsidiaries of WMIG which are controlled by either White Mountains Advisors LLC (1,215,000 shares) or a third party pursuant to an investment advisory agreement (28,100 shares), (ii) employee benefit plans of WMIG which are controlled by White Mountains Advisors LLC (830,000 shares) and (iii) third parties which are controlled by White Mountains Advisors LLC pursuant to an investment advisory agreement (220,000 shares).

(4) In a statement (Schedule 13G) filed with the SEC on February 4, 2005, Shumway Capital Partners, LLC indicated that it has shared voting and shared dispositive power over 2,205,600 shares of our common stock.


      Section 16(a)        Section 16(a) of the Securities Exchange Act of 1934,
         Beneficial        as  amended,  and  regulations of the SEC require our
          Ownership        executive   officers,   directors   and  persons  who
          Reporting        beneficially own more than 10% of  our  common stock,
         Compliance        as  well  as  certain affiliates of those persons, to
                           file   initial  reports  of  ownership  and   monthly
                           transaction reports covering any changes in ownership
                           with  the  SEC  and  the  New  York  Stock   Exchange
                           ("NYSE").   SEC  regulations require these persons to
                           furnish us with copies of all reports they file pursuant to Section 16(a).

                           Based solely upon a review of the copies of the reports received by us and on written representations of our directors and officers, we believe that, during fiscal year 2004, except as described below, all filing requirements applicable to executive officers and directors were complied with in a timely manner. Forms 4 reporting our January 2, 2004 restricted stock grants and restricted stock unit grants to our non-employee directors (Mr. Aldrich, Mr. Bickle, Ms. Bilby, Mr. Burlingame, Mr. Carter, Mr. Elliott, Mr. Handy, and Mr. Jobe) were filed late. Forms 4 reporting stock option exercises by Mr. Delawder on February 12, 2004, Ms. Nichols on March 24, 2004, Ms. Kissinger on May 28, 2004, Mr. Hansen on June 4, 2004, and Mr. DeConcini on June 7, 2004 and, in the case of Mr. Delawder, Ms. Nichols, and Mr. DeConcini, related sales of stock on the option exercise dates, were filed late. Forms 4 reporting dividend equivalent stock units credited under our Omnibus Stock and Incentive Plan, our Outside Director Stock Optio n Plan, and our Management and Director Deferred Compensation Plan, as applicable, on June 10, 2004 and again on October 4, 2004 for each of our non-employee directors identified above and for each of Mr. DeConcini, Mr. Delawder, Mr. Glaser, Mr. Hansen, Ms. Kissinger, Mr. Larson, Mr. Nelson, Mr. Nitido and Mr. Pignatelli were filed late.


                      PROPOSAL ONE: ELECTION OF DIRECTORS

            General        At the  Meeting,  our  shareholders  of  record  will
                           elect nine  directors  to serve on  our Board for the
       We will elect       ensuing year and until their  successors  are elected
       nine directors      and  qualified.  The shares  represented  by executed
       this year.          proxies in the form enclosed,  unless withheld,  will
                           be voted for the nine nominees listed below,  or,  in
                           the  discretion  of the  persons  acting as  proxies,
                           will be voted  cumulatively  for  one or more of such
                           nominees.  All of the current  nominees  are  present
                           members  of the  Board.   All of  the  nominees  have
                           consented  to  serve  if  elected.  If  any   nominee
                           becomes  unavailable  for any  reason,  or a  vacancy
                           should  occur  before  the   election,   it  is   the
                           intention of the persons designated as proxies to vote, in their discretion, for other nominees.

BOARD NOMINEES

           James S.        Chairman   of  the   Board,   President   and  Chief
         Pignatelli        Executive  Officer of  UniSource  Energy  since July
                           1998;  Senior  Vice  President  and Chief  Operating
                           Officer of UniSource  Energy from  December  1997 to
                           July  1998;  Chairman  of the  Board  of  Directors,
                           President  and Chief  Executive  Officer of TEP, the
                           principal  subsidiary  of  UniSource  Energy,  since
                           July  1998;   Executive  Vice  President  and  Chief
                           Operating  Officer  of TEP from  March  1998 to July
                           1998;  Senior  Vice  President  and Chief  Operating
                           Officer  of TEP from 1996 to 1998;  Chairman  of the
                           Board of Directors,  President  and Chief  Executive
                           Officer  of   Millennium   Energy   Holdings,   Inc.
                           ("Millennium"),   a  wholly  owned   subsidiary   of
                           UniSource Energy, since 1997; Director of UES, a wholly-owned subsidiary of UniSource Energy, since
                           2003. Board member since 1998. Age 61.

        Lawrence J.        General   Partner,   Valley   Ventures,   LP,  since
            Aldrich        September  2002;   Managing  Director  and  Founder,
                (4)        Tucson   Ventures,   LLC,   from  February  2000  to
                           September   2002;   President  and  Chief  Executive
                           Officer of Tucson  Newspapers  from  January 1992 to
                           February 2000;  Director of TEP and Millennium since
                           2000; Director of UES since 2004. Board member since 2000. Age 52.

    Larry W. Bickle        Managing  Director of Haddington  Ventures,  LLC, an
                (4)        investment  company,  since  1997;  Director  of St.
                           Mary Land and  Exploration  since 1995;  Director of
                           Millennium  since 1998;  Director of UES since 2004;
                           Responsible  Director of Infinite  Power  Solutions,
                           Inc.  ("IPS")  since 2004.  Board member since 1998.
                           Age 59.

       Elizabeth T.        Retired  President  of Gourmet  Products,  Inc.,  an
              Bilby        agricultural  product  marketing  company;   Retired
                (4)        Director  of  Marketing  of  Green  Valley   Pecans.
                           Director of TEP since 1995; Director of Millennium from 1998-2003; Director of UES since 2004. Board member since 1995. Age 65.

          Harold W.        Senior  Executive   Advisor  for  Cingular  Wireless
         Burlingame        Services  (formerly AT&T Wireless)  since July 2001;
          (1)(2)(3)        Executive Vice President,  Communications  and Human
                           Resources of AT&T Wireless  Services from April 2000
                           to June 2001;  Executive Vice President,  Merger and
                           Joint  Venture  Integration  of AT&T from March 1999
                           to March 2000;  Executive  Vice  President  of Human
                           Resources  of AT&T from 1987 to March  1999;  Member
                           of  the  AT&T   Foundation  from  November  1986  to
                           December   2002;   Chair,    Executive    Committee,
                           Organization  Resources  Counselors since June 1999;
                           Director  of TEP  since  1998.  Board  member  since
                           1998. Age 64.

     John L. Carter        Retired from IBM in 1987;  held executive  positions
       (1)(2)(3)(4)        at  various  locations  in  IBM,  including  General
                           Manager  of  IBM,  Tucson,  Arizona.  President  and
                           Chief     Executive     Officer    of    Qualtronics
                           Manufacturing,  Inc.  from 1987 to 1993.  Retired as
                           Executive   Vice   President  and  Chief   Financial
                           Officer of Burr-Brown  Corporation in 1996. Director
                           of TEP since  1996;  Director  of  Millennium  since
                           1998;  Director  of  UES  since  2004;   Responsible
                           Director of Global Solar Energy,  Inc. ("GSE") since
                           2004. Board member since 1996. Age 70.

  Robert A. Elliott        President and owner of The Elliott  Accounting Group
          (1)(2)(3)        since 1983;  Director  and Minority  Shareholder  of
                           Southern   Arizona   Community   Bank  since   1998;
                           Director of Tucson  Urban  League from 1998 to 2004;
                           Television  Analyst/Pre-game  Show  Co-host  for Fox
                           Sports  Arizona since 1999;  Corporate  Secretary of
                           Southern  Arizona  Community Bank since 1999;  Radio
                           Host of "In the  Paint"  Sports  Talk Show from 2000
                           to  2004;   Chairman   of  the   Board   of   Tucson
                           Metropolitan   Chamber  of   Commerce   since  2002;
                           Treasurer  of Tucson Urban League from 2002 to 2003;
                           Chairman  of the Board of Tucson  Urban  League from
                           2003 to 2004; Director of TEP since May 2003. Board member since 2003. Age 49.

      Kenneth Handy        Retired  CPA;  Vice  President  and Chief  Financial
          (1)(2)(3)        Officer of The Permanente  Medical Group,  Inc. (the
                           physician   services   component   of   the   Kaiser
                           Permanente   Medical   Care   Program  in   Northern
                           California)  from 1978 to 1998;  Partner  at Ernst &
                           Ernst  (now  Ernst  &  Young)  from  1972  to  1978;
                           Director of TEP since 2001; Director of Millennium from 2001 to 2003; Lead Director of UES since 2004.
                           Board member since 2001. Age 66.

     Warren Y. Jobe        Retired  CPA;  Senior  Vice  President  of  Southern
          (2)(3)(4)        Company from 1998 to 2001;  Executive Vice President
                           and Chief Financial  Officer and member of the Board
                           of Directors of Georgia  Power  Company from 1982 to
                           1998;   former   President  of  the  Georgia   Power
                           Foundation  Inc.  from  1986 to  2001;  Director  of
                           Wellpoint,  Inc.  since 2001;  Director of TEP since
                           2001;  Director  of  Millennium  from  2001 to 2003;
                           Director   of  HomeBanc   Corporation   since  2004;
                           Director of STI Classic Funds since 2004. Board member since 2001. Age 64.

(1)  Member of the Corporate Governance and Nominating Committee.
(2)  Member of the Audit Committee.
(3)  Member of the Compensation Committee.
(4)  Member of the Finance Committee.


            The Board recommends that you vote "FOR" these nominees.

                               BOARD INFORMATION

      Board Meetings   In  2004,  the  Board  held a  total  of 13  regular  and
                       special meetings.  Each director attended at least 75% of
                       his or her Board and  committee  meetings.  Additionally,
                       the non-management  directors met at regularly  scheduled
                       executive  sessions  without  management   present.   Mr.
                       Carter was the Lead Director at these executive sessions.

               Board Shareholders or other interested parties wishing to Communication communicate with the Board, the non-management directors or any individual  director may contact the Lead Director
                       by mail,  addressed  to UniSource  Energy Lead  Director,
                       c/o Corporate  Secretary,  UniSource Energy  Corporation,
                       One South  Church  Avenue,  Suite  200,  Tucson,  Arizona
                       85701. The  communications  will be kept confidential and
                       forwarded to the Lead Director.  Communications  received
                       by  the  Lead   Director   will  be   forwarded   to  the
                       appropriate    director(s)    or   to    an    individual
                       non-management director.

                       Shareholders or other interested parties wishing to communicate with the Board regarding non-financial matters may contact the Chairperson of the Corporate Governance and Nominating Committee either by mail, addressed to

                       Chairperson, Corporate Governance and Nominating Committee, UniSource Energy Corporation, P. O. Box 30430, Tucson, Arizona 85751-0430, or by e-mail at
                       unscorpgov@earthlink.net.       Shareholders   or   other
                       interested parties wishing to communicate with the Board regarding financial matters may contact the
                       Chairperson  of  the  Audit  Committee  either  by  mail,
                       addressed to Chairperson, Audit Committee, UniSource Energy Corporation, P.O. Box 191191, Atlanta,Georgia
                       31119,   or  by  e-mail  at unscorpaudit@earthlink.net.

                       Items that are unrelated to a director's duties and responsibilities as a Board member may be excluded from consideration, including, without limitation, solicitations and advertisements, junk mail, product-related communications, job referral materials such as resumes, surveys and material that is determined to be illegal or otherwise inappropriate.

  Board Committees     THE  AUDIT  COMMITTEE   reviews  current  and   projected
                       financial  results  of  operations,  selects  a  firm  of
                       independent  registered  public  accountants to audit our
                       financial statements annually,  reviews and discusses the
                       scope of such  audit,  receives  and  reviews  the  audit
                       reports    and     recommendations,     transmits     its
                       recommendations to the Board,  reviews our accounting and
                       internal  control  procedures  with  our  internal  audit
                       department from time to time,  makes  recommendations  to
                       the  Board  for  any  changes  deemed  necessary  in such
                       procedures   and   performs   such  other   functions  as
                       delegated by the Board. Our Audit Committee held 11 meetings in 2004 and was in full compliance with its written charter, as amended on October 5, 2004 and attached to this Proxy Statement as Appendix A.

                       Upon  the  recommendation  of the  Audit  Committee,  our
                       Board   adopted  a code  of  ethics  for  our  directors,
                       officers and employees.

                       THE COMPENSATION COMMITTEE reviews the performance of our directors and officers and reviews and approves directors' and officers' compensation. Our Compensation Committee held three meetings in 2004 and was in full compliance with its written charter.

                       THE FINANCE COMMITTEE reviews and recommends to the Board long-range financial policies, objectives and actions required to achieve those objectives. Specifically, the Finance Committee reviews capital and operating budgets, current and projected financial results of operations, short-term and long-range financing plans, dividend policy, risk management activities and major commercial banking, investment banking, financial consulting and other financial relations of UniSource Energy. Our Finance Committee held three meetings in 2004 and was in full compliance with its written charter.

                       THE CORPORATE GOVERNANCE AND NOMINATING COMMITTEE reviews and recommends corporate governance principles, interviews potential directors and nominates and recommends to the shareholders and directors, as the case may be, qualified persons to serve as directors. The Corporate Governance and Nominating Committee also reviews and recommends membership for all the committees to the Board and reviews applicable rules and regulations relating to the duties and responsibilities of the Board. The Corporate Governance and Nominating Committee held two meetings in 2004 and was in full compliance with its written charter.

                       The Corporate Governance and Nominating Committee identifies and considers nominee candidates supplied by shareholders and Board members. The Corporate Secretary, as directed by the Corporate Governance and Nominating Committee, prepares portfolios for nominee candidates that include confirmation of the candidate's interest, independence, biographical information, review of business background and experience and reference checks. The Corporate Governance and Nominating Committee then evaluates candidates using, in large part, the criteria set forth in the next paragraph and any other criteria the Committee deems appropriate, and conducts a personal interview with each candidate. Upon completion of this process, formal invitations are extended to accept election to the Board.

                       The Corporate Governance and Nominating Committee has not adopted specific minimum qualifications with respect to a Committee-recommended Board nominee, but desirable qualifications are set forth in the Board manual and include prior community, professional or business experience that demonstrates leadership capabilities, the ability to review and analyze complex business issues, the ability to effectively represent the interests of our shareholders while keeping in perspective the interests of our customers, the ability to devote the time and interest required to attend and fully prepare for all regular and special Board meetings, the ability to communicate and work effectively with the other Board members and personnel and the ability to fully adhere to any applicable laws, rules or regulations relating to the performance of a director's duties and responsibilities.

                       While no formal policy exists, the Corporate Governance and Nominating Committee does consider recommendations for Board nominees received from our shareholders. The deadline for consideration of recommendations for next year's annual meeting of the shareholders is December 7, 2005. Recommendations must be in writing and include detailed biographical material indicating the candidate's qualifications and a written statement from the candidate of willingness and availability to serve. Recommendations should be directed to the Corporate Secretary, UniSource Energy Corporation, One South Church Avenue, Suite 200, Tucson, Arizona 85701. The Board will consider nominees on a case-by-case basis and does not believe a formal policy is warranted at this time due to a manageable volume of nominations.

                       Each member of our Audit Committee, Compensation Committee and Corporate Governance and Nominating Committee is independent based upon independence criteria established by our Board, which criteria are in compliance with applicable NYSE listing standards.

           Copies of A copy of the Audit, Compensation and Corporate Charters, Governance and Nominating Committee Charters, as well as
      Guidelines and our Corporate Governance Guidelines and code of ethics, Code of Ethics are available on our Web site at www.unisourceenergy.com or may be obtained by shareholders, without charge, upon
                       written   request  to  Library  and   Resource   Center,
                       UniSource Energy  Corporation, 3950 East Irvington Road,
                       Mail Stop RC114, Tucson, Arizona 85714.


                               BOARD COMPENSATION

   Retainer and Fees   In 2004, each  non-employee  director received a $20,000
                       annual  cash  retainer,  $1,000 for each  Board  meeting
                       attended,  $1,000 for each  committee  meeting  attended
                       and  an  additional  $1,000  per  committee  meeting  if
                       acting  as  a  committee   chairperson.   We   reimburse
                       directors for any expenses related to their Board and committee service.

                       Effective for 2005, a Chairmanship retainer replaces the additional $1,000 per committee meeting previously paid to the committee chairman. The annual Chairmanship retainer for the Audit Chairman is $20,000. The annual Chairmanship retainer for all other Chairmanships, including special committee chairmanships, is $15,000. Chairmanship retainers will be credited to individual Director accounts in the form of stock units and will accrue dividend equivalent stock units. The stock units will be distributed in cash in the year following termination of Board service unless UniSource Energy solicits and receives shareholder approval for a new stock incentive plan, in which case the stock units may be distributed in shares at the Board's or Compensation Committee's discretion.

        Option and Under the terms of the 1994 Outside Director Stock Restricted Share Option Plan, each non-employee director in office on
            Grants     the first  business day of each year,  and  who has been
                       a  director  for at least  three  months,  is granted  a
                       stock option  covering a number of shares of our  common
                       stock  equal  to  $10,000  divided  by the  value of  an
                       option as of the date of grant.  In 2004,   non-employee
                       directors  received an award of  restricted  stock units
                       in lieu  of  stock  options  due to the  impact  of  the
                       proposed  merger  on  the  market  value  of our  common
                       stock.   Restricted   stock   units  vest  in  one-third
                       increments over three years.

                       Each non-employee director in office on the first business day of each year is also granted a number of restricted shares of our common stock equal to $10,000 divided by the then fair market value of a share of our common stock. Restricted shares vest on the third anniversary of the grant date.

                       On January 2, 2004, each of the non-employee directors received 405 restricted stock units and 405 restricted shares of our common stock.

                       Effective   for   2005,   the   value   of  the   equity
                       compensation    component   of   non-employee   director
                       compensation is increased from $20,000 to $40,000. Because awards valued at $20,000 were made under the 1994 Outside Director Stock Option Plan in January 2005, a one-time award of restricted stock units equal to $20,000 divided by the then fair market value of a share of our common stock, will be made to each non-employee director in office on May 6, 2005, the date of the annual Shareholder Meeting. The awards will vest over a one-year period and, once vested, will accrue dividend equivalent stock units. The stock units will be distributed in cash in the year following termination of Board service unless UniSource Energy solicits and receives shareholder approval for a new stock incentive plan, in which case the stock units may be distributed in shares at the Board's or Compensation Committee's discretion. Unvested awards are forfeited at termination other than for disability or retirement.

                                      DIRECTOR COMPENSATION FOR LAST FISCAL YEAR



                                               Cash Compensation                           Security Grants
                                       --------------------------------------   ---------------------------------------
                                                                                 Number of Shares        Number of
                                         Annual                                     Subject to           Securities
                                        Retainer                Meeting         Restricted Stock     Underlying Options
            Name (1)                  Fee ($) (2)            Fees ($) (2)             Award
-------------------                   -----------            ----------------   ----------------      -----------------
Lawrence J. Aldrich                      20,000                 22,000 (3)(5)          810                    0

Larry W. Bickle                          20,000                 20,000 (4)(5)          810                    0

Elizabeth T. Bilby                       20,000                 27,000 (5)             810                    0

Harold W. Burlingame                     20,000                 31,000                 810                    0

John L. Carter                           20,000                 48,000 (3)(4)(5)       810                    0

Robert A. Elliott                        20,000                 30,000                 810                    0

Kenneth Handy                            20,000                 35,000 (3)(5)          810                    0

Warren Y. Jobe                           20,000                 44,000                 810                    0

-------------------
(1) Mr. Pignatelli is not listed in this table because directors who are officers of UniSource Energy or salaried employees of its subsidiaries do not receive compensation in their capacity as members of the Board. Refer to the Summary Compensation Table for information concerning his compensation.
(2) Cash compensation includes amounts earned but deferred at the election of directors.
(3) As members of the GSE board, Mr. Aldrich and Mr. Carter each received an additional $2,000 and Mr. Handy received an additional $1,000 for attending GSE board meetings during 2004. UniSource Energy owns 99% of GSE.
(4) As members of the IPS board, Mr. Bickle and Mr. Carter received an additional $3,000 for attending IPS board meetings during 2004. UniSource Energy owns 72% of IPS.
(5) As members of the UES board, Mr. Aldrich, Ms. Bilby, Mr. Carter and Mr. Handy each received an additional $3,000 and Mr. Bickle received an additional $2,000 for attending UES board meetings during 2004. UniSource Energy owns 100% of UES.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

        Summary of The following table summarizes the compensation and Compensation stock option grants to, and stock options/stock
                     appreciation   rights   ("SARs")   held   by,   the  Named
                     Executives.

                                              SUMMARY COMPENSATION TABLE

                                               Annual Compensation               Compensation Awards
                                             -----------------------      ---------------------------------

                                                                           Restricted          Securities           All Other
            Name and                                                      Stock Awards         Underlying         Compensation
       Principal Position          Year     Salary ($)     Bonus ($)         ($) (1)         Options/SARs (#)         ($) (2)
       ------------------          ----     ----------     ---------       -----------       ----------------     ------------
James S. Pignatelli                2004        624,231        525,000           --                    0               13,000
Chairman, President and            2003        599,327        550,000           --               21,226               12,000
Chief Executive Officer            2002        574,654        320,000           --              150,000               11,000

Steven J. Glaser                   2004        284,692        178,000           --                    0                9,225
Senior Vice President and Chief    2003        274,596        166,000           --                9,729               11,232
Operating Officer, Transmission    2002        259,654        110,000           --               45,000               11,000
& Distribution - TEP

Dennis R. Nelson                   2004        274,846        137,000           --                    0               12,368
Senior Vice President and Chief    2003        269,732        150,000           --                9,552               12,000
Operating Officer - UES            2002        260,000         90,000           --               45,000               11,000

Michael J. DeConcini               2004        244,537        138,000           --                    0               11,004
Senior Vice President,             2003        229,192        145,000           --                8,137               10,314
Investments and Planning /         2002        199,654         72,000           --               40,000               11,000
Senior Vice President and Chief
Operating Officer, Energy
Resources - TEP

Kevin P. Larson                    2004        229,692        130,000           --                    0               10,336
Vice President, Chief Financial    2003        219,462        145,000           --                7,783                9,876
Officer and Treasurer              2002        199,656         76,000           --               35,000               11,000

Vincent Nitido, Jr.                2004        229,692        130,000           --                    0                9,225
Vice President, General Counsel    2003        219,462        145,000           --                7,783                9,876
and Chief Administrative Officer   2002        199,654         68,000           --               40,000               11,000

-------------------
(1) As of December 31, 2004, based on the closing market price of UniSource Energy's stock on that date of $24.11, Mr. Pignatelli held 110,915 stock units (including dividend equivalent stock units) valued at $2,674,162; Mr. Glaser held 28,003 stock units (including dividend equivalent stock units) valued at $675,149; Mr. Nelson held 24,653 stock units (including dividend equivalent stock units) valued at $594,372; Mr. DeConcini held 24,356 stock units (including dividend equivalent stock units) valued at $587,232; and Mr. Nitido held 16,374 stock units valued at $394,777.
(2) All Other Compensation is comprised of UniSource Energy's contributions to the 401(k) Plan and Excess 401(k) contributions to the UniSource Energy Corporation Management and Directors Deferred Compensation Plan.

         Stock Option   During 2004, the  Compensation  Committee of  our Board
       Grants in 2004   granted no stock options to officers.

       Option and SAR   The following  table  includes the  number and value of
       Holdings as of   exercisable and non-exercisable options  and SARs  held
        December 31,    by the  Named Executives as of December 31, 2004.
                 2004

                                              AGGREGATED OPTION/SAR EXERCISES IN
                                         LAST FISCAL YEAR AND FISCAL YEAR-END OPTION/SAR VALUES


                                                                  Number of Securities
                                                                 Underlying Unexercised            Value of Unexercised
                                 Shares                          Options/SARs at Fiscal        In-the-Money Options/SARs at
                                Acquired                              Year-End (#)                  Fiscal Year End ($)
                               on Exercise        Value               Exercisable/                     Exercisable/
           Name                    (#)          Realized($)           Unexercisable                  Unexercisable(1)
---------------------          -----------      -----------       ----------------------       -----------------------------

James S. Pignatelli               7,424          $53,022                707,764 / 0                    5,997,824 / 0

Steven J. Glaser                  3,671          $28,256                186,201 / 0                    1,476,105 / 0

Dennis R. Nelson                  4,543          $37,380                178,988 / 0                    1,492,992 / 0

Michael J. DeConcini                342           $2,849                135,008 / 0                    1,082,951 / 0

Kevin P. Larson                   2,014          $16,716                105,154 / 0                      858,056 / 0

Vincent Nitido, Jr.               1,939          $15,882                139,654 / 0                    1,111,732 / 0

-------------------
    (1) Includes cash dividend equivalents on stock options awarded in 2002 under the 1994 UniSource Energy Corporation Omnibus Stock and Incentive Plan.

      2004 Long-Term The following table includes the number of shares, Incentive Plan units or other rights awarded to the Named
              Awards      Executives   in  the  last  fiscal  year   under  any
                          long-term incentive plan.

                          Payout of the 2004 long-term incentive plan awards was based on the achievement, during the 2004 performance period, of three financial goals. The three equally-weighted financial goals were UNS earnings per share, TEP operating cash flow and UNS consolidated operating cash flow. Threshold performance is achieved at 80% of target, and
                          exceptional  performance   is  achieved  at  120%  of
                          target.

                            LONG-TERM INCENTIVE PLANS
                           AWARDS IN LAST FISCAL YEAR


                                  Number of Shares,        Performance or Other Period           Future Payouts under
           Name               Units or Other Rights (#)     Until Maturation or Payout        Non-Stock Price-Based Plans
                                                                                                          Payable
                                                                                                       (# or $) (1)
        -----------           -------------------------     ---------------------------       ----------------------------
James S. Pignatelli                  625,000 (2)               1/1/04 - 12/31/04                         $625,000
Steven J. Glaser                     285,000 (2)               1/1/04 - 12/31/04                         $285,000
Dennis R. Nelson                     275,000 (2)               1/1/04 - 12/31/04                         $275,000
Michael J. DeConcini                 245,000 (2)               1/1/04 - 12/31/04                         $245,000
Kevin P. Larson                      230,000 (2)               1/1/04 - 12/31/04                         $230,000
Vincent Nitido, Jr.                  230,000 (2)               1/1/04 - 12/31/04                         $230,000
-------------------

       (1) Based on the achievement of the three financial goals in 2004, awards were granted at 120% of target. Payouts vest and become payable in one-third increments on March 18, 2005, January 2006 and January 2007.
       (2) Performance units are denominated in cash. One performance unit equals $1.00.

                      EQUITY COMPENSATION PLAN INFORMATION

                  Equity Our only equity-based compensation plan that has not Compensation Plans been approved by shareholders is the Management and
                           Directors  Deferred  Compensation  Plan (the  "DCP").
                           Shareholder   approval   of  the  DCP  has  not  been
                           required.  Under the DCP, certain  eligible  officers
                           and other employees selected for  participation,  and
                           non-employee  members  of the  Board,  may  elect  to
                           defer a percentage of the  compensation  or fees that
                           would otherwise  become payable to the individual for
                           their  services to us. We also credit DCP accounts of
                           employees  participating  in our 401(k) Plan with the
                           additional   amount  of  UniSource   Energy  matching
                           contributions  that the  participant  would have been
                           entitled  to under the 401(k)  Plan if  certain  Code
                           limits   did  not  apply  to  limit  the   amount  of
                           UniSource  Energy matching  contributions  made under
                           the  401(k)  Plan.  Each  participant  in the DCP may
                           elect that his or her  deferrals  be  credited in the
                           form  of  deferred   shares.   Deferred   shares  are
                           bookkeeping entries that, when payable,  will be paid
                           in the form of an  equivalent  number  of  shares  of
                           UniSource   Energy  common  stock.   Deferred  shares
                           accrue dividend equivalents,  credited in the form of
                           additional  deferred shares, as dividends are paid by
                           UniSource   Energy  on  its  issued  and  outstanding
                           common stock. Each participant elects the time and manner of payment (lump sum or installments) of his or her deferred shares under the DCP. The shares used to satisfy our stock obligations under the DCP are shares that have been purchased on the open market.

                         EQUITY COMPENSATION PLAN TABLE

                  Equity   The  following  table  sets forth  information  as of
            Compensation   December   31,   2004,   with  respect  to  UniSource
                           Energy's equity compensation plans.

                                   Number of Shares of                                 Number of Shares of UniSource Energy
                                UniSource Energy Common                               Common Stock Remaining Available for
                                       Stock to                                          Future Issuance Under Equity
                                be Issued Upon Exercise          Weighted-Average       Compensation Plans (Excluding
                                      of Outstanding            Exercise Price of            Shares Reflected
       Plan Category                Options and Rights         Outstanding Options          in the First Column
------------------------      ------------------------        ---------------------  ---------------------------------

Equity Compensation Plans               2,328,674 (2)             $16.19  (3)                     983,175  (4)
Approved by Shareholders (1)
                                                                    --
Equity Compensation Plans                  55,951 (5)                                                  --  (6)
Not Approved by Shareholders
                                                                    --                                 --
Total                                   2,384,625

-------------------

          (1) The equity compensation plans approved by shareholders are the UniSource Energy Corporation 1994 Omnibus Stock and Incentive Plan and the UniSource Energy Corporation 1994 Outside Director Stock Option Plan. Under the terms of the UniSource Energy Corporation 1994 Omnibus Stock and Incentive Plan, no award may be granted after February 3, 2004. The plan remains in effect until all awards have expired or terminated or shall have been exercised or fully vested, and any stock thereto shall have been purchased or acquired.
          (2) Includes options outstanding as to 2,075,552 shares, and stock units, dividend equivalent stock units and restricted stock units (payable in an equivalent number of shares) outstanding as to 253,122 shares.
          (3) Calculated based on the outstanding options and exclusive of outstanding stock units.
          (4) Of these shares, 813,557 were available for additional awards under the 1994 Omnibus Stock and Incentive Plan and 169,618 were available for additional awards under the 1994 Outside Director Stock Option Plan. Although 813,557 shares remained available for grant under the 1994 Omnibus Stock and Incentive Plan, pursuant to the plan document, no award may be granted under the Plan after February 3, 2004. Shares available under either of these plans may be used for any type of award authorized under that plan. Awards authorized under the 1994 Omnibus Stock and Incentive Plan include options, stock appreciation rights, restricted stock, performance shares and stock units. Awards authorized under the 1994 Outside Director Stock Plan include options, restricted stock and dividend equivalents.
          (5)  Deferred shares credited under the DCP.
          (6) There is no explicit share limit under the DCP. The number of shares to be delivered with respect to the DCP in the future depends on the levels of fees and compensation that participants elect to defer under the DCP. The UniSource Energy shares used to satisfy our stock obligations under the DCP are shares that have been purchased on the open market.

     Pension Plans   The   following   table   shows   the   estimated    annual
                     retirement      benefit     payable    to     participants,
                     including    the   Named   Executives,   for   the  average
                     annual    compensation  and  years  of  service  indicated.
                     Compensation   is  comprised  of  the    officers'  average
                     annual    compensation    during   the   five   consecutive
                     years   of   employment   with   the  highest  compensation
                     within   the   last    15   years   preceding   retirement.
                     Compensation   is    comprised  of  salary  and  bonus,  as
                     shown on the Summary Compensation Table.

                                                    PENSION PLAN TABLE

                                                                     Years of Service
                           ---------------------------------------------------------------------------------------------
Remuneration ($)                  10             15              20              25              30              35
                                  --             --              --              --              --              --
         125,000                54,850          54,850         54,850          54,850          54,850          54,850
         150,000                65,820          65,820         65,820          65,820          65,820          65,820
         175,000                76,790          76,790         76,790          76,790          76,790          76,790
         200,000                87,760          87,760         87,760          87,760          87,760          87,760
         225,000                98,730          98,730         98,730          98,730          98,730          98,730
         250,000               109,700         109,700        109,700         109,700         109,700         109,700
         300,000               131,640         131,640        131,640         131,640         131,640         131,640
         400,000               175,520         175,520        175,520         175,520         175,520         175,520
         450,000               197,460         197,460        197,460         197,460         197,460         197,460
         500,000               219,400         219,400        219,400         219,400         219,400         219,400
         550,000               241,340         241,340        241,340         241,340         241,340         241,340
         600,000               263,280         263,280        263,280         263,280         263,280         263,280
         650,000               285,220         285,220        285,220         285,220         285,220         285,220
         700,000               307,160         307,160        307,160         307,160         307,160         307,160
         750,000               329,100         329,100        329,100         329,100         329,100         329,100
         800,000               351,040         351,040        351,040         351,040         351,040         351,040
         850,000               372,980         372,980        372,980         372,980         372,980         372,980
         900,000               394,920         394,920        394,920         394,920         394,920         394,920
         950,000               416,860         416,860        416,860         416,860         416,860         416,860
       1,000,000               438,800         438,800        438,800         438,800         438,800         438,800
       1,100,000               482,680         482,680        482,680         482,680         482,680         482,680
       1,200,000               526,560         526,560        526,560         526,560         526,560         526,560
       1,300,000               570,440         570,440        570,440         570,440         570,440         570,440
       1,400,000               614,320         614,320        614,320         614,320         614,320         614,320


                     The amount of the pension benefit is equal to a base of 40% of the compensation for ten years of service, plus 9.7% (life annuity factor) of such calculated amount. The estimated benefits shown in the Pension Plan Table are straight life annuities not subject to a reduction for any Social Security benefits. The table also reflects amounts payable under the Excess Benefits Plan which will pay from the general funds of UniSource Energy the difference, if any, between the benefits under TEP's pension plan and any benefit payments, which may be limited by federal regulations.

                     The credited years of service for UniSource Energy's Named Executives are as follows:

                                                                    Credited
                                 Name                           Years of Service
                         -------------------                    ----------------
                         James S. Pignatelli                            10
                         Steven J. Glaser                               15
                         Dennis R. Nelson                               27
                         Michael J. DeConcini                           16
                         Kevin P. Larson                                19
                         Vincent Nitido, Jr.                            14

                      OFFICER CHANGE IN CONTROL AGREEMENTS

    Change in Control     TEP has Change in Control  Agreements  ("Agreements")
    Agreements were       with  all  of its  officers.  The  Agreements  are in
    adopted to            effect  until the later of: (i) five years  after the
    attract and           date either TEP or the officer gives  written  notice
    retain quality        of termination of the Agreement,  or (ii) if a change
    management.           in control  occurs during the term of the  Agreement,
                          five years after the change in control.  On March 29,
                          2004,  a change in control  occurred for purposes  of
                          the Agreements when our  shareholders,  at a special
                          meeting,  approved the  acquisition   agreement  that
                          provided for an affiliate of  Saquaro  Utility  Group
                          L.P. to acquire all of our outstanding shares of common stock. This was not affected by the fact that the acquisition was ultimately not consummated.

                          For  the  purpose  of the  Agreements,  a  change  in
                          control includes the acquisition of beneficial ownership of 30% of the common stock of UniSource Energy, certain changes in the UniSource Energy Board of Directors, approval by the shareholders of certain mergers or consolidations or certain transfers of the assets of UniSource Energy. The Agreements provide that each officer shall be employed by TEP, or one of its subsidiaries or affiliates, in a position comparable to his or her current position, with compensation and benefits, which are at least equal to their then current compensation and benefits, for an employment period of five years after a change in control (subject to earlier termination due to the officer's acceptance of a position with another company or termination for cause).

                          In  the  event  that   the  officer's  employment  is
                          terminated   by   TEP   (with   the    exception   of
                          termination due to the officer's acceptance of another position or for cause), or if the officer terminates employment because of a reduction in position, responsibility, compensation or for certain other stated reasons, the officer is entitled to severance benefits in the form of: (i) a lump sum payment equal to the present value of three times annual salary and bonus compensation,
                          (ii) the present value of the additional amount the officer would have received under the TEP Retirement Plan if the officer had continued to be employed for the five-year period after a change in control occurs, plus (iii) the present value of any employee awards under the 1994 Omnibus Stock and Incentive Plan or any successor plan, which are outstanding at the time of the officer's termination (whether vested or not), prorated based on length of service. Such officer is also entitled to continue to participate in TEP's health, death and disability benefit plans for five years after the termination. The Agreements further provide that TEP will make a payment to the officer to offset any excise taxes that may become payable under certain conditions. Any payments made in respect of such excise taxes are not deductible by us. Assuming Mr. Pignatelli's and the other Named

                          Executives' employment was terminated, the total payments made by UniSource Energy pursuant to the Agreements would not be expected to exceed $20 million.

                          On March 3, 2005,  TEP  provided  the  officers  with
                          respect to which the Agreements were in effect at that time, written notice of termination of the Agreements. Pursuant to the terms of the Agreements, the termination will become effective on March 3, 2010, the fifth anniversary of the date of the written notice of termination.

                         DIRECTOR INDEPENDENCE CRITERIA

    Board independence The Board has established the following criteria for is determined by determining independence, among other things, in consideration of order to determine eligibility to serve on the Audit
    established          Committee,   the   Compensation   Committee   and  the
    criteria.            Corporate Governance and Nominating Committee.

                         Directors that meet each of the following criteria are deemed independent:

                         1. A director who is an employee of the Company or whose immediate family member is an executive officer of the Company cannot be
                               "independent"  until   three  years   after  the
                               employment has ended. Employment as an interim Chairman or CEO shall not disqualify a director from being considered independent following that employment.

                         2. A director who is, or in the past three years has been, affiliated with or employed in a professional capacity by a present or former internal or external auditor of the Company or whose immediate family member is, or in the past three years has been, affiliated with or employed in a professional capacity by a present or former internal or external auditor of the Company cannot be "independent" until three years after the end of the affiliation, employment or auditing relationship.

                         3. A director who is employed, or whose immediate family member is employed, as an executive officer of another company where any of the Company's present executives serve on that company's compensation committee is not "independent" until three years after the end of such service or the employment relationship.

                         4. A director who receives, or whose immediate family member receives, more than $100,000 per year in direct compensation from the Company, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service), is not independent until three years after he or she ceases to receive more than $100,000 per year in such compensation.

                               Compensation received by a director for former service as an interim Chairman or CEO need not be considered in determining independence. Compensation received by an immediate family member for service as a non-executive employee of the Company need not be considered in determining independence under this test.

                         5. A director who is an executive officer or an employee, or whose immediate family member is an executive officer, of a company that makes payments to, or receives payments from, the Company for property or services in an amount which, in any single fiscal year, exceeds the greater of $1 million or 2% of such other company's consolidated gross revenue, is not "independent" until three years after falling below such threshold.

                         6. Directors who possess an interest in any transaction for which disclosure would be required pursuant to Item 404(a) of SEC Regulation S-K (generally, this item requires proxy statement disclosure of transactions exceeding $60,000 between a director and the Company or any of our subsidiaries) are not independent.

                         7. Directors that do not meet item 6 of the aforementioned criteria may nonetheless be deemed independent by a majority of independent directors, provided the basis for such determination shall be disclosed in the Company's Proxy Statement.

                         Based upon the foregoing criteria, the Board has deemed each director to be independent, with the exceptions of Mr. Aldrich, Mr. Bickle, Ms. Bilby and Mr. Pignatelli. See "Transactions with Management and Others" below.

                    TRANSACTIONS WITH MANAGEMENT AND OTHERS

            Haddington  Millennium  was  authorized by its Board of Directors in
                Energy 2000 to invest $15 million, in aggregate, over a three-Partners II LP to five-year period in Haddington Energy Partners II
                        LP. Mr. Bickle, a member of our Board, is the managing director of Haddington Ventures LLC, the general partner of Haddington Energy Partners II LP. As of December 31, 2004, Millennium had funded approximately $10.9 million under this commitment, $2.4 million of which was funded in 2004.

  Valley Ventures III,  In 2000,  Millennium  made a commitment of $5 million in
                    LP capital plus a share of expenses to Tucson Ventures, LLC, a venture capital fund. In 2002, Tucson Ventures, LLC merged with Valley Ventures III, LP, also a venture capital fund. In connection with the merger of the funds, Millennium's commitment was revised to a total of $6 million, including expenses. Mr. Aldrich, a member of our Board, is a general partner of the company that manages Valley Ventures III, LP. As of December 31, 2004, Millennium had funded approximately $3.3 million under this commitment.

     Millennium Energy  Mr.  Stephen  Alexander,  an immediate  family member of
           Investments  Ms.  Bilby,  a  member  of our  Board,  is  employed  by
                        Millennium. As Director of Energy Investments, Mr. Alexander assists in overseeing Millennium's investment portfolio. For his services in 2004, Mr. Alexander received compensation of approximately $150,000 from Millennium.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         The Committee   The   Compensation   Committee  is   responsible   for
                         developing and  administering  executive  compensation
                         policies  and programs  for  UniSource  Energy and TEP
                         and making  recommendations  to the Board with respect
                         thereto.    The    Compensation     Committee    makes
                         recommendations  to  the  Board  with  respect  to the
                         compensation   of   UniSource    Energy's    executive
                         officers,  including  Mr.  Pignatelli  and  the  other
                         Named  Executives,  and sets  policies for and reviews
                         the  compensation  awarded  to other  key  members  of
                         management.  UniSource  Energy  applies  a  consistent
                         philosophy   to   compensation   for   all   executive
                         employees, including the Named Executives.

    Overall Objectives   UniSource  Energy's  executive  compensation  policies
                         and programs  generally are intended to (i) relate the
                         compensation  of employees to the success of UniSource
                         Energy and the  corresponding  creation of shareholder
                         value and  deliver  rewards for  superior  performance
                         and   consequences   for   underperformance  and  (ii)
                         attract,  retain  and   motivate  executives  and  key
                         employees with competitive compensation opportunities.

             Executive The Compensation Committee reviews our executives' Compensation compensation each year. Compensation depends on many
             Generally   factors,     including     individual     performance,
                         responsibilities, future challenges and objectives and the executive's potential contribution to our future success. The Compensation Committee also looks at our financial performance and the compensation levels at comparable companies.

                         UniSource    Energy's   2004   compensation    program
                         consisted of three components:

                            o        base salary;
                            o        short-term incentive compensation; and
                            o        long-term incentive compensation.

           Base Salary   The base salary  component of compensation is intended
                         to  be  competitive   with  that  paid  by  comparable
                         companies in the energy  industry.  In developing  the
                         compensation   program,  the  Compensation   Committee
                         retained   an   external   consultant   to  conduct  a
                         competitive  analysis  of pay for  UniSource  Energy's
                         officer  group.  In conducting  its analysis for 2004,
                         the  consultant   selected  a  peer  group  of  energy
                         companies  with a  revenue  range of $585  million  to
                         $1.6  billion.  UniSource  Energy  ranks  at the  33rd
                         percentile   of  the  peer   group.   The  peer  group
                         companies  were  selected  based on (i)  similarity to
                         UniSource  Energy in terms of business  sector  (i.e.,
                         electric   services   and  natural  gas   distribution
                         companies)  and  (ii)  comparable  size  to  UniSource
                         Energy in terms of sales  and  market  capitalization.
                         The   Compensation   Committee   believes   that   the
                         companies  in the peer group  are a  more  appropriate
                         comparison   for  UniSource  Energy  than  the  Edison
                         Electric 100 companies used in the  Performance  Graph
                         on  page  27  of  this  Proxy Statement   because  the
                         type   of   business,   annual   revenues  and  market
                         capitalization  of  the  companies   included  in  the
                         survey  are   more   closely   related   to   those of
                         UniSource  Energy  and   the  companies  in  the  peer
                         group  are  primary  competitors  of  UniSource Energy
                         for    top-level     management     personnel.     The
                         external  data from  companies  in the peer  group was
                         used  to   develop   market   compensation   for  each
                         executive position.  "Market  compensation"  refers to
                         the median  salary for  executives  in the peer group.
                         Base   salaries  for  UniSource   Energy's   executive
                         officers,  including  Mr.  Pignatelli  and  the  other

                         Named Executives, were set at market compensation levels in January 2004, in recognition of the increasingly competitive environment in the electric industry, the need to continue to attract and retain highly qualified executives and the fact that a substantial portion of each executive's total compensation package is "at-risk," based on the achievement of certain corporate goals. See "Short-Term Incentive Compensation and Long-Term Incentive Compensation" below.

             Short-Term  The  Board  adopted  a  Short-Term  Incentive  Plan to
              Incentive provide compensation for meeting or exceeding Compensation specified objectives, designed to contribute to the attainment of UniSource Energy's  performance  targets
                         and long-term  strategic  plan.  Under the  Short-Term
                         Incentive  Plan,  target  award  levels  are  set as a
                         percentage  of  each  participant's  base  salary.  In
                         2004,  the  target  award  levels  for  our  executive
                         officers  ranged  from  30%  to 70%  of  base  salary.
                         Awards for Mr. Pignatelli and the remaining  executive
                         officers  are  determined  by the  Board  based on the
                         achievement of corporate  financial  goals,  including
                         earnings  per share and  consolidated  cash flow,  and
                         the    accomplishment   of   previously    established
                         individual   goals  and   contribution   to   business
                         results.   Based  on  the   foregoing   factors,   the
                         Compensation   Committee  made  awards  to  the  Named
                         Executives  ranging from 56% to 84% of base salary. In
                         determining Mr.  Pignatelli's  award, the Compensation
                         Committee  focused on the  achievement  of  previously
                         established   strategic,   financial,   operating  and
                         community goals. Incentive compensation awarded to Mr. Pignatelli and the other Named Executives is set forth in the preceding Summary Compensation Table.

             Long-Term UniSource Energy's long-term incentive compensation Incentive is intended to attract and retain quality employees
          Compensation   over the  long-term in a manner that  directly  aligns
                         their interests with those of UniSource Energy's shareholders and promote UniSource Energy's long-term performance goals.

                         On February 5, 2004, the Compensation Committee awarded performance units (denominated in cash) to all executive officers of UniSource Energy, including Mr. Pignatelli and the other Named Executives. In calculating the level of awards to the executive officers, the Compensation Committee considered the above analysis of executive compensation at comparative companies. Based on such analysis, the Compensation Committee awarded Mr. Pignatelli and the other Named Executives performance units with a total value equal to 100% of base salary for target performance. The number of performance units awarded to Mr. Pignatelli was 625,000. See "2004 Long-Term Incentives Plan Awards" on page 14 of this Proxy
                         Statement for a discussion of the performance criteria upon which the payout of performance units is dependent. In determining the 2004 long-term incentive awards, the Compensation Committee did not consider awards, including stock options, previously granted or outstanding.

                         The Compensation Committee believes that senior management should have a significant equity interest in UniSource Energy. In order to promote equity ownership and further align the interests of management with those of UniSource Energy's shareholders, the Compensation Committee adopted share retention and ownership guidelines for senior management at its February 3, 2005 meeting. Under these guidelines certain executives are expected to maintain a significant ownership position in UniSource Energy common stock, expressed as a multiple of their salary as follows:


                            o  Chairman, President and
                               Chief Executive Officer           5 times salary

                            o  Senior Vice President             3 times salary

                            o  Other Vice President              1 times salary


                         The Compensation Committee periodically reviews share ownership levels of the persons subject to these guidelines. The following types of shares count towards meeting the specified ownership levels: (i) shares owned outright, jointly with spouse, or in trust for the executive's benefit, (ii) shares held in qualified retirement and savings plans and (iii) stock units payable in shares held in nonqualified deferred compensation accounts. Nine of the ten executives subject to these guidelines have achieved shareholdings in excess of the applicable multiple set forth above.

     Tax Code Concerns   The  Compensation  Committee does not presently have a
                         policy  regarding  qualifying   compensation  paid  to
                         executive  officers for  deductibility  under  Section
                         162(m) of the Code.

                                         Respectfully submitted,

                                         THE COMPENSATION COMMITTEE
                                         Harold W. Burlingame, Chair
                                         John L. Carter
                                         Robert A. Elliott
                                         Kenneth Handy
                                         Warren Y. Jobe

                             AUDIT COMMITTEE REPORT

     The Committee   The  Audit  Committee  is  made  up  of  five  financially
                     literate   directors  who  are   independent   based  upon
                     independence criteria established by our Board, which criteria are in compliance with applicable NYSE listing standards. Our Board has determined that while each member of the Audit Committee has accounting and/or related financial management expertise, Mr. Jobe is the Audit Committee financial expert for the purposes of Item
                     401(h) of SEC Regulation S-K. In addition to Mr. Jobe, there are two other financial experts on the Committee.
                     Each financial expert is independent as that term is used in Item 7(d)(3)(iv) of Schedule 14A under the Securities and Exchange Act of 1934. The Board previously adopted a written charter for the Audit Committee. On October 5,
                     2004,  the Board approved  amendments to the Charter.  The
                     Audit Committee Charter is included as Appendix A to this Proxy Statement. The Committee has complied with its charter, including the requirement to meet periodically with our independent auditors, internal audit department and management to discuss the auditors' findings and other financial and accounting matters.

                     In connection with our December 31, 2004 financial statements, the Audit Committee has (i) reviewed and discussed the audited financial statements with management, (ii) discussed with PricewaterhouseCoopers, LLP, our independent auditor, the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU Sec. 380), (iii) received from PricewaterhouseCoopers, LLP the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit
                     Committees)       and      (iv)       discussed       with
                     PricewaterhouseCoopers, LLP its independence.

                     Based on all of its activities during the year, the Audit Committee recommended to the Board that the audited financial statements for 2004 be included in the Annual Report on Form 10-K for filing with the SEC.

      Pre-Approved   Rules   adopted   by  the  SEC  in  order   to   implement
      Policies and   requirements  of the  Sarbanes-Oxley  Act of 2002  require
        Procedures   public company audit  committees to pre-approve  audit and non-audit  services.  Our Audit  Committee  has  adopted a policy  pursuant to which  audit,  audit-related,  tax and other  services are  pre-approved  by category of service.
                     Recognizing  that  situations may arise where it is in our best  interest  for the  auditor  to perform  services  in addition to the annual audit of our financial  statements, the  policy  sets forth  guidelines  and  procedures  with respect  to  approval  of the four  categories  of service designed  to achieve  the  continued  independence  of the auditor when it is retained to perform  such  services for
                     us.  The  policy   requires  the  Audit  Committee  to  be
                     informed  of  each   service  and  does  not  include  any
                     delegation of the Audit Committee's responsibilities to management. The Audit Committee may delegate to the Chairman of the Audit Committee the authority to grant pre-approvals of audit and non-audit services requiring
                     Audit Committee
                     approval where the Audit Committee Chairman believes it is desirable to pre-approve such services prior to the next regularly scheduled Audit Committee meeting. The decisions of the Audit Committee Chairman to pre-approve any such services from one regularly scheduled Audit
                     Committee meeting to the next shall be reported to the Audit Committee.

              Fees The following table details fees paid to PricewaterhouseCoopers, LLP for professional services during 2003 and 2004. The Audit Committee has considered whether the provision of services to us by
                     PricewaterhouseCoopers, LLP, beyond those rendered in connection with their audit and review of our financial statements, is compatible with maintaining their independence as auditors.



                                                   2003                  2004
                                                 --------            ----------

                       Audit Fees                $903,566            $2,190,556

                       Audit-Related Fees        $644,744               $76,583

                       Tax Fees                   $98,645                $2,002

                       All Other Fees              $2,598                $3,228


                      Audit fees include fees for the audit of our consolidated financial statements included in our Annual Report on Form 10-K and review of financial statements included in our Quarterly Reports on Form 10-Q. Audit fees also include services provided by PricewaterhouseCoopers, LLP in connection with the audit of the effectiveness of internal control over financial reporting and on management's assessment of the effectiveness of internal control over financial reporting, comfort letters, consents and other services related to SEC matters and financing transactions, statutory and regulatory audits, and accounting consultations to the extent necessary for PricewaterhouseCoopers, LLP to fulfill their responsibilities under generally accepted auditing standards. Audit fees in connection with the audit of the effectiveness of internal control over financial reporting and on management's assessment of the effectiveness of internal control over financial reporting in compliance with Sarbanes-Oxley totaled $1,395,841 (already included in Audit Fees in the table above) in 2004.

                      Audit-related fees during 2004 principally include fees for employee benefit plan audits and due diligence-type services related to proposed acquisitions. During 2003, audit-related fees related primarily to the audits of the gas and electric system assets acquired from Citizens Communications Company on August 11, 2003 (for periods prior to the acquisition date) and audits of employee benefit plans.

                      Tax fees include tax compliance, tax advice and tax planning.

                      All other fees consist of fees for all other services other than those reported above and, in 2003 and 2004, principally include subscription fees for research tools.

                      All services performed by PricewaterhouseCoopers, LLP are approved in advance by the Audit Committee in accordance with the Audit Committee's pre-approval policy for services provided by the independent auditor.

                                         Respectfully submitted,

                                         THE AUDIT COMMITTEE

                                         Warren Y. Jobe, Chair
                                         Harold W. Burlingame
                                         John L. Carter
                                         Robert A. Elliott
                                         Kenneth Handy

                                PERFORMANCE GRAPH
              Comparison of Cumulative Five-Year Total Return Among
                  UniSource Energy, Standard & Poor's 500 Index
                and EEI Index of 64 Investor-Owned Utilities (1)


The  graph  showing  on  the  hard  copy represents the comparison of four year cumulative  total  return  between  UniSource Energy Corporation,  the  S&P 500
Index, and EEI Index of 100 investor-owned utilities. The graph's X-axis shows the years 1999 to 2004, and the Y-axis shows dollar values from zero to 250. The data points are connected by lines with the following markers:
UniSource Energy Corporation - triangles; S&P 500 - diamonds; EEI Index - 100 Electrics - squares. The data points are as follows:

                      1999      2000      2001      2002      2003     2004
                      ----      ----      ----      ----      ----     ----
UniSource Energy
 Corporation          $100      $172      $170      $166      $243     $244
S&P 500 Index         $100      $148      $135      $115      $142     $175
EEI Index - 100
 Electrics            $100       $91       $80       $62       $80      $88


(1) Assumes $100 invested on December 31, 1998 in UniSource Energy common stock, S&P Index and EEI Index. It is assumed that all dividends are reinvested in stock at the frequency paid and the returns of each component peer group issuer are weighted according to the issuer's stock market capitalization at the beginning of the period.

     Data and Calculations                   2000          2001          2002          2003          2004
     --------------------------------       -----         ------        ------        -----         -----
     S&P 500 Total Return Change            -9.10%        -11.89%       -22.10%       28.69%        8.99%
     EEI Index - 64 Electrics Change        47.97%         -8.79%       -14.73%       23.48%       22.84%
     UniSource Energy Change                71.80%         -1.30%        -2.20%       46.72%        0.37%

                      SUBMISSION OF SHAREHOLDER PROPOSALS

           General Rule 14a-4 of the SEC's proxy rules allows us to use discretionary voting authority to vote on a matter coming before an annual meeting of our shareholders, which was not included in our Proxy Statement (if we do not have notice of the matter at least 45 days before the date on which we first mailed our proxy materials for the prior year's annual meeting of the shareholders). In addition, we may also use discretionary voting authority if we receive timely notice of such matter (as described in the preceding sentence) and if, in the Proxy Statement, we describe the nature of such matter and how we intend to exercise our discretion to vote on it. Accordingly, for our 2006 annual meeting of shareholders, any such notice must be submitted to the Corporate Secretary of UniSource Energy on or before February 20, 2006.

 We must receive     This  requirement  is  separate  and apart  from  the SEC's
your shareholder     requirements  that  a  shareholder  must  meet in order  to
proposals by         have  a   shareholder   proposal   included  in  our  Proxy
December 7, 2005.    Statement.   Shareholder   proposals    intended    to   be
                     presented at our  2006  annual meeting of the  shareholders must  be  received  by us no later than  December  7, 2005,
                     in   order   to  be  eligible  for  inclusion  in our Proxy
                     Statement  and the  form of proxy relating to that meeting.
                     Direct any proposals, as well as related questions, to the undersigned.

                                 OTHER BUSINESS

                     The Board knows of no other matters for consideration at the Meeting. If any other business should properly arise, the persons appointed in the enclosed proxy have discretionary authority to vote in accordance with their best judgment.

                     Copies of our 2004 Annual Report on Form 10-K may be obtained by shareholders, without charge, upon written request to Library and Resource Center, UniSource Energy Corporation, 3950 East Irvington Road, Mail Stop RC114, Tucson, Arizona 85714. You may also obtain our SEC filings through the Internet at www.sec.gov or www.UniSourceEnergy.com.


                                         By order of the Board of Directors,
                                         /s/ Catherine A. Nichols
                                         ------------------------
                                         Catherine A.Nichols
                                         Corporate Secretary


                      PLEASE VOTE - YOUR VOTE IS IMPORTANT

                                                                      APPENDIX A

                                                                         Amended
                                                                 October 5, 2004


                          UNISOURCE ENERGY CORPORATION

                    AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

                                     CHARTER



1.   COMPOSITION

     The Audit Committee of the Board of Directors (the "Committee") consists of no fewer than three independent Directors appointed annually by the Board. Directors eligible to serve on the Committee shall be determined in accordance with the NYSE Listed Company Manual, Corporate Governance Standards for Audit Committees and the Sarbanes-Oxley Act of 2002. The Board shall designate one of the Committee members as Chairman of the Committee. Each member of the Committee shall be financially literate, and at least one member shall have accounting or financial management expertise.

2.   MEETINGS

     The Committee will hold at least four regular meetings each year, and such additional meetings as it may deem necessary. Additional meetings will be called by the Chairman of the Committee. The agendas for the regular meetings shall include all items necessary to complete the duties of the Committee as set forth herein. In addition to the Committee members and the Secretary, the Chairman of the Board, Chief Executive Officer and other members of management, internal audit and representatives of the independent auditors may attend as appropriate.

3.   RULES OF PROCEDURE

     The Committee will determine its own rules of procedure with respect to how its meetings are to be called, as well as the place and time.

4.   COMPENSATION

     Each member will be paid such fees as may be established from time to time by the Board for service on the Committee, and will be reimbursed for travel expenses incurred by attendance at meetings. Directors' fees are the only compensation an Audit Committee member may receive from the Company.

5.   COMMITTEE SECRETARY

     The Secretary of the Committee will be the Corporate Secretary of the Company (or such other representative of management as the Committee may designate) and not be a member of the Committee. The Secretary will attend all meetings and maintain minutes, advise members of all meetings called, arrange with the Chairman or other convening authority for preparation and distribution of the agenda for each meeting, and carry out other functions as may be assigned from time to time by the Committee. At such meetings where attendance by a Company representative is not appropriate, the Chairman shall act as secretary of the meeting or appoint another member of the Committee to act as secretary of such meetings.

6.   QUORUM

     A majority of the total membership of the Committee will constitute a quorum.

7.   COMMITTEE PURPOSE

     The Audit Committee is appointed by the Board to assist with Board oversight of (1) the integrity of the Company's financial statements (2) the Company's compliance with legal and regulatory requirements (3) the independent auditor's qualifications and independence, and, (4) the performance of the Company's internal audit function and independent auditors.

     The Audit Committee must also prepare the report that SEC rules require be included in the Company's annual proxy statement.

8.   SPECIFIC DUTIES OF THE COMMITTEE

              Independent Audit:
              ------------------
        (1) Sole authority to appoint, retain and terminate the Company's independent auditor.

        (2) Sole authority to approve all audit engagement fees and terms, as well as all significant, non-audit engagements (in accordance with SEC) with the independent auditors.

        (3) Annually obtain and review a report from the independent auditors delineating all relationships between the auditor and the Company (to assess the auditors' independence).

        (4) Review the experience and qualifications of the lead partner of the independent auditor.

        (5)   Ensure the rotation of the audit partner(s) as required by law.

        (6) At least annually, obtain and review a report from the independent auditors describing the firm's internal quality control process, including any material issues raised by the most recent internal quality control review or peer review of the firm, or by any inquiry or investigation by governmental, regulatory or professional authorities within the past five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues.

        (7) Review the results of each independent audit, including any qualifications in the independent auditor's opinion, any related management letter, and management's response to recommendations made by the independent auditor in connection with the audit.

        (8) Review the annual audited financial statements with management and the independent auditor, including management's discussion and analysis, major issues regarding accounting and auditing principles and practices, as well as the adequacy of internal controls. Recommend to the Board, based on such review and discussion, whether the audited financial statements should be included in the Company's annual report on Form 10-K.

        (9) Annually review an analysis prepared by management and the independent auditor of significant financial reporting issues, quality of financial reporting, and judgments made in connection with the preparation of the Company's financial statements, including an analysis of the effect of alternative GAAP methods on the Company's financial statements. Review the procedures employed by the Company in preparing published financial statements and related management commentaries.

        (10) Review with management and the independent auditor the Company's quarterly financial statements prior to the filing of its Form 10-Q, including management's discussion and analysis and the results of the independent auditors' review of the quarterly financial statements (SAS 90). Note: This can be performed by a member of the Audit Committee.

        (11) Discuss annually with the independent auditor the required communications contained within Statement on Auditing Standards No. 61 relating to the conduct of the audit.

        (12) Discuss with the independent auditor material issues on which the national office of the independent auditor was consulted by the Company's audit team.

        (13) Meet with the independent auditor prior to the audit to discuss the planning and staffing of the audit.

              Internal Audit:
              ---------------
        (14) Review the appointment, replacement, reassignment or dismissal of the Company's General Auditor.

        (15) Review and approve the internal audit department charter, annual audit plan and the audit methodology.

        (16) Review management and General Auditor reports submitted to the Committee that are material to the Company as a whole, and management's response to those reports.

        (17) Annually review the General Auditor's Summary of Officer's Annual Travel and Entertainment expense schedule. Include in this review a discussion of perquisites.

              Miscellaneous:
              --------------
        (18) Review earnings press release as well as financial information and earnings guidance provided to analysts and ratings agencies.

        (19)  Review quarterly updates from management on material litigation.

        (20) Periodically review with management, the Company's policies on major financial risk exposure, and the measures taken to reduce such risk.

        (21) Annually review the Company's Corporate Code of Conduct and compliance therewith.

        (22) Establish and maintain procedures for the confidential, anonymous submission by employees of the Company of concerns regarding accounting or auditing matters.

        (23) Establish guidelines for the Company's hiring of employees or former employees of the independent auditor.

        (24) Annually review this Audit Committee Charter and make any necessary changes.

        (25) Annually perform an evaluation of the Committee, its members, functions and performance.

        (26) Review disclosures made by the Company's CEO and CFO during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company's internal controls.

9.   EXECUTIVE SESSION

     Meet quarterly with management, the General Auditor and the independent auditor in separate executive sessions.

10.  RESPONSIBILITIES OF THE CHAIRMAN

     The Chairman of the Committee will present the Committee's recommendations to the Board for its approval and periodically provide the Board, for its information, with a summary of the Committee's determinations and approvals. Additionally, set the annual compensation for the General Auditor in conjunction with the Company's Chief Executive Officer.

11.  RESPONSIBILITIES OF THE CHIEF EXECUTIVE OFFICER

     The Chief Executive Officer of the Company will advise and make recommendations to the Committee and, in the normal course, attend all meetings of the Committee.

12.  OTHER AUTHORITY

     The Audit Committee shall have the authority to retain special legal, accounting or other consultants to advise the Committee. The Audit Committee has full discretion to meet with individuals within or outside the Company.

                                                                      APPENDIX B
                                                              FORM OF PROXY CARD


                                UNISOURCE ENERGY

                              YOUR VOTE IS IMPORTANT
                         VOTE BY TELEPHONE OR INTERNET
                         24 HOURS A DAY - 7 DAYS A WEEK


INTERNET
--------
https://www.proxyvotenow.com/uns


- Go to the website address listed above.

- Have your proxy card ready.

- Follow the simple instructions that appear on your computer screen.


OR


TELEPHONE
---------
1-866-358-4695

- Use any touch-tone telephone.

- Have your proxy card ready.

- Follow the simple recorded instructions.


OR


MAIL
----

- Mark, sign and date your proxy card.

- Detach your proxy card.

- Return your proxy card in the postage-paid envelope provided.



You can vote your shares by telephone, the Internet, mail or in person at the Annual Shareholders' Meeting. Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. If you have submitted your proxy by the Internet or telephone there is no need to mail your proxy card.


For Shareholders who have elected to receive UniSource Energy's Proxy Statement and Annual Report electronically you can now view the 2005 Annual Meeting materials on the Internet by pointing your browser to http://www.UnisourceEnergy.com.

1-866-358-4695
CALL TOLL-FREE TO VOTE
-------------------------------
THE INTERNET AND TELEPHONE VOTING FACILITIES WILL BE AVAILABLE UNTIL 5:00 P.M. E.S.T. ON THURSDAY, MAY 5, 2005.


  DETACH PROXY CARD HERE IF YOU ARE NOT VOTING BY THE INTERNET OR TELEPHONE.
-------------------------------------------------------------------------------



                         (FORM OF PROXY CARD - FRONT)


Please Sign, Date and Return                             [X]
the Proxy Promptly Using the                  Votes MUST be indicated (x)
Enclosed Envelope.                            in Black or Blue Ink.


The Board of Directors Recommends a vote "FOR" the following proposal:

1. Election of Directors

FOR all nominees      WITHHOLD AUTHORITY to vote      *EXCEPTIONS   [ ]
listed below          for all nominees listed
[ ]                   below  [ ]

Nominees: 01-James S. Pignatelli, 02-Lawrence J. Aldrich, 03-Larry W. Bickle,
          04-Elizabeth T.Bilby, 05-Harold W. Burlingame, 06-John L. Carter, 07-Robert A. Elliott, 08-Kenneth Handy, 09-Warren Y. Jobe

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the "Exceptions" box and write that nominee's name in the space provided below).


*Exceptions
            ------------------------------------------------------------------


                                                  If you agree to access our
                                                  Annual Report and Proxy
                                                  Statement electronically in
                                                  the future, please mark this
                                                  box.                      [ ]


                                                  To change your address,
                                                  please mark this box.     [ ]


                                                  To include any comments,
                                                  please mark this box.     [ ]


                                            -----------------------------------
                                                  SCAN LINE
                                            -----------------------------------


                                       PLEASE SIGN EXACTLY AS YOUR NAME APPEARS
                                       HEREON. When shares are held by joint
                                       tenants in common or as community
                                       property, both should sign.  When
                                       signing as attorney, executor,
                                       administrator, trustee, guardian or
                                       custodian, please give full title as
                                       such. If a corporation, please sign in
                                       corporate name by President or other
                                       authorized officer. If a partnership,
                                       please sign in partnership name by
                                       authorized person.  Receipt is hereby
                                       acknowledged  of  Notice  of  Annual
                                       Meeting, Proxy Statement and the 2004
                                       Annual Report.

                                       Date      Shareholder sign here

                                       ----------------------------------------


                                       Date      Co-Owner sign here
                                       ----------------------------------------


-------------------------------------------------------------------------------

                                      B-1

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[A street map showing the location         Marriott University Park Hotel
of the Annual Shareholders' Meeting        880 East Second Street
is set forth in this area.]                Tucson, AZ 85719

                                           520.792.4100   Hotel Direct
                                           800.228.9290   Reservations

                                           TRANSPORTATION
                                           From Tucson International Airport

                                           Shuttle Service
                                           Arizona Stagecoach
                                           Call 520-889-1000

                                           Automobile - Interstate 10 to
                                           Speedway exit


DEAR SHAREHOLDERS:
   If you previously elected to view the UniSource Energy Corporation Proxy Statements and Annual Reports over the Internet instead of receiving copies in the mail, you can now access the Proxy Statement for the 2005 Annual Shareholders' Meeting and the 2004 Annual Report on the Internet through the following address: http://www.UniSourceEnergy.com. You can vote your shares by telephone, the Internet, Mail or in Person at the Annual Shareholders' Meeting. See the Proxy Statement and the enclosed proxy card for further information about voting procedures.

   If you would like a paper copy of the Proxy Statement and Annual Report, UniSource Energy will provide a copy to you upon request. To obtain a copy of these documents, please call 866-275-4867.
-------------------------------------------------------------------------------



                         (FORM OF PROXY CARD - BACK)


                                UNISOURCE ENERGY

This Proxy is Solicited on Behalf of the Board of Directors of the Company for the Annual Shareholders' Meeting to be held Friday, May 6, 2005.


                                   P R O X Y


   The undersigned hereby appoints James S. Pignatelli and Kevin P. Larson, and each of them, with the power of substitution, to represent and to vote on behalf of the undersigned all shares of Common Stock which the undersigned is entitled to vote at the Annual Shareholders' Meeting scheduled to be held at the Marriott University Park Hotel, 880 East Second Street, Tucson, Arizona, on Friday, May 6, 2005, and at any adjournments or postponements thereof, with all powers the undersigned would possess if personally present and in their discretion, upon such other business as may properly come before the meeting. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" Proposal 1.

                                      B-2

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